EXHIBIT 10.53

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

                                                                Warrant No. W-__

                         FORM OF STOCK PURCHASE WARRANT

 To Purchase [30% Coverage] Shares of Warrant Stock (as defined herein) of

                                TRUEYOU.COM, INC.

                  THIS IS TO CERTIFY THAT _______________, or registered assigns (the "Holder"), is entitled, during the Exercise Period (as hereinafter defined), to purchase from Trueyou.com, Inc., a Delaware corporation (the "Company"), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price per share equal to the Current Warrant Price (as hereinafter defined and subject to adjustment as provided herein), all on and subject to the terms and conditions hereinafter set forth.

                  1.   Definitions  and  Conversion  to  Common  Stock  Purchase
Warrant.

                  1.1 Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the Closing Date other than: (i) Warrant
Shares; (ii) shares issued or issuable upon the exercise of any warrants or options outstanding as of the Closing Date; (iii) shares issued or issuable upon the conversion of any convertible securities outstanding as of the Closing Date (including the Series B Preferred Stock, Series C Preferred Stock and the Series D Preferred Stock), (iv) shares of Common Stock or Common Stock Equivalents issued in connection with a bona-fide strategic transaction, partnership, joint venture or acquisition; (v) shares of Common Stock issued in connection with any stock-based compensation plans of the Company in existence as of the Closing Date, or any issuance of Common Stock, stock awards or options under, or the exercise of options granted pursuant to, any Board and stockholder approved employee stock option or similar plan for the issuance of options or capital stock of the Company; (vi) shares issuable to the holders of the promissory note issued to Georgette Klinger Inc. in the original principal amount of $1,000,000 at an effective price of no less than $0.191662 per share upon conversion of such note, plus accrued interest into shares of Common Stock, (vii) in connection with equipment leasing arrangements and bank or other institutional loans that are approved by the Board of Directors and the primary purpose of which is not equity financing; (viii) the issuance of shares of Common Stock in connection with a bona-fide underwritten


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

public offering; or (ix) shares of Common Stock issued as payment of dividends on the Series C Preferred Stock or the Series D Preferred Stock.

                  "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

                  "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange
Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company's Board of Directors and having no prior relationship with the Company.

                  "Automatic Conversion Date" means the time at which the shares of Series B Preferred Stock are automatically converted into Common Stock pursuant to the Certificate of Designation.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                  "Certificate of Designation" means the Designations of Rights and Preferences of Series B Convertible Preferred Stock of the Company.

                  "Change of Control" means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or
(ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company's voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

                  "Closing Date" means December 22, 2005.

                  "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" means (except where the context otherwise indicates) the Common Stock, $0.001 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall


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

also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5.7.

                  "Common  Stock  Equivalents"  has the  meaning  set  forth  in
Section 4.4.

                  "Conversion Ratio" shall have the meaning assigned to such term in the Certificate of Designation.

                  "Current Common Price" means, in respect of a share of Common Stock at any date herein specified, from and after the Automatic Conversion Date, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Common Price is adjusted pursuant to the terms herein, the initial Current Common Price per share of Common Stock shall be an amount equal to (x) the Current Preferred Price immediately prior to the Automatic Conversion Date divided by (y) the Conversion Ratio as of the Automatic Conversion Date.

                  "Current Market Price" means, in respect of any share of Common Stock on any date herein specified,

                  (1) if there shall not then be a public market for the Common Stock, the higher of

                  (a) the book value per share of Common Stock at such date, and

                  (b) the Appraised Value per share of Common Stock at such date,

                  or

                  (2) if there shall then be a public market for the Common Stock, the average of the Daily Market Prices (as defined below) for the five
(5) consecutive Trading Days immediately before such date. The daily market price (the "Daily Market Price") for each Trading Day shall be (i) the closing bid price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or Pink Sheets LLC,
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

                  "Current Preferred Market Price" means an amount equal to the Current Market Price multiplied by the Conversion Ratio.

                  "Current Preferred Price" means, in respect of a share of Series B Preferred Stock at any date herein specified, prior to the Automatic Conversion Date, the price at which a share of Series B Preferred Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Preferred Price is adjusted pursuant to the terms herein, the initial Current Preferred Price shall be $2,108.28 per share of Series B Preferred Stock.

                  "Current Warrant Price" means, in respect of a share of Warrant Stock at any date herein specified, the price at which a share of Warrant Stock may be purchased pursuant to this Warrant on such date. The Current Warrant Price shall be equal to the Current Preferred Price at any time prior to the Automatic Conversion Date and Current Common Price from and after the Automatic Conversion Date.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" means the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" means December 22, 2010.

                  "GAAP" means generally accepted accounting principles in the United States of America as from time to time in effect.

                  "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "Other Property" has the meaning set forth in Section 4.7.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Purchase Agreement" means that certain Preferred Stock and Warrant Purchase Agreement dated as of December 22, 2005, among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

                  "Restricted Warrant Stock" means shares of Common Stock or Series B Preferred Stock (as applicable) which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.



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

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Series B Preferred Stock" means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share.

                  "Series C Preferred Stock" means the Series C Convertible Preferred Stock of the Company, par value $0.001 per share.

                  "Series D Preferred Stock" means the Series D Convertible Preferred Stock of the Company, par value $0.001 per share.

                  "Trading Day" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

                  "Transfer" means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Warrant Common Stock" means a number of shares of Common Stock to be purchased upon the exercise hereof from and after the Automatic Conversion Date, subject to adjustment as provided herein, initially equal to
(x) the number of shares of Warrant Preferred Stock issuable upon exercise hereof immediately prior to the Automatic Conversion Date multiplied by (y) the Conversion Ratio as of the Automatic Conversion Date.

                  "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Warrant Stock for which they may be exercised.

                  "Warrant Preferred Stock" means, the ___________ shares of Series B Preferred Stock to be purchased upon the exercise hereof prior to the Automatic Conversion Date, subject to adjustment as provided herein.

                  "Warrant Price" means an amount equal to (i) the number of shares of Warrant Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

                  "Warrant Stock" means, prior to the Automatic Conversion Date, the shares of Warrant Preferred Stock to be purchased upon the exercise hereof and, from and after the Automatic Conversion Date, the shares of Warrant Common Stock to be purchased upon the exercise hereof.

                  "Warrant Shares" means the shares of Common Stock issued or issuable upon conversion of the Warrants issued pursuant to the Purchase Agreement.

                  1.2 Conversion to Common Stock Purchase Warrant. This Warrant shall initially be exercisable for the purchase of the Warrant Preferred Stock. Upon the Automatic Conversion


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

Date, this Warrant shall no longer be exercisable for the Warrant Preferred Stock, but shall be exercisable for the Warrant Common Stock. Promptly upon the occurrence of the Automatic Conversion Date, the Company, at its expense, shall compute the number of shares of Warrant Common Stock issuable pursuant hereto and the Current Common Price, in each case, in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such computations and showing in detail the facts upon which such computations are based.

                  2. Exercise of Warrant.

                  2.1. Manner of Exercise. From and after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 13, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share (except if the Warrant Stock is Series B Preferred Stock, in which case such certificate shall represent the number of shares of Series B Preferred Stock including any fractional share), as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or if permitted pursuant to the terms of this Warrant such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

                  Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, (ii) wire transfer of immediately available funds to the account of the Company or (iii) the surrender and cancellation of a portion of shares of Series B Preferred Stock or Common Stock then held by the Holder or issuable upon such exercise of this Warrant, which shall be valued and credited toward the total Warrant Price due the Company for the exercise of the Warrant based upon the Current Preferred Market Price or the Current Market Price, as the case may be. All shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

                  2.2. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction. The Company shall issue fractional shares of Series B Preferred Stock, as applicable, upon the exercise of this Warrant.

                  2.3. Continued Validity. A Holder of shares of Series B Preferred Stock or Common Stock issued upon the exercise of this Warrant in whole or part or of Common Stock issued upon conversion of Series B Preferred Stock issued upon the exercise of this Warrant in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 11 and 14 of this Warrant.

                  2.4. Restrictions on Exercise Amount.

                  (i) Unless a Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one days prior to the effective date of such notice that this Section 2.4(i) shall not apply to such Holder, the Holder may not acquire a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) exceeds 4.99% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph.

                  (ii) In the event the Company is prohibited from issuing shares of Warrant Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to


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

authorize the issuance of the full number of shares of Warrant Stock issuable upon exercise of this Warrant.

                  3. Transfer, Division and Combination.

                  3.1. Transfer. The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with this Section 3.1 and all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and
(iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 13, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this
Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Warrant Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

                  3.2. Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is eligible for resale without registration pursuant to Rule 144(k) under the Exchange Act, shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

                  In addition, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Warrant Stock upon which it is stamped, if, unless otherwise required by applicable state securities laws, such Warrant Stock is registered for sale under an effective registration statement filed under the Securities Act.

                  3.3. Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with
Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

                  4. Series B Preferred Stock Warrant Adjustments. At any time prior to the Automatic Conversion Date, the number of shares of Series B Preferred Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 6.1 and 6.2. Except as set forth in Section 4.6(d), this Section 4 in its entirety shall apply only prior to the Automatic Conversion Date and shall have no force or effect from and after the Automatic Conversion Date at which time Section 5 shall apply.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:


                  (i)  declare  a  dividend  or  make  a  distribution   on  its
outstanding shares of Series B Preferred Stock in shares of Series B Preferred Stock,

                  (ii) subdivide its outstanding shares of Series B Preferred Stock into a larger number of shares of Series B Preferred Stock, or

                  (iii) combine its outstanding shares of Series B Preferred Stock into a smaller number of shares of Series B Preferred Stock, then:

                                    (1)  the   number  of  shares  of  Series  B
                  Preferred Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Series B Preferred Stock which a record holder of the same number of shares of Series B Preferred Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

                  (2) the Current Preferred Price shall be adjusted to equal:

                                    (A) the Current Preferred Price in effect at
                  the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Series B Preferred Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

                                    (B)  the   number  of  shares  of  Series  B
                  Preferred   Stock  into  which  this  Warrant  is  exercisable
                  immediately after such adjustment.

                  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become
effective   immediately   after  the  effective  date  of  such  subdivision  or
combination.

                  4.2. Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause the holders of its Series B Preferred Stock to be entitled to receive any dividend or other distribution of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Series B Preferred Stock as provided in Section 4.1 hereof), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

                                    (1)  the   number  of  shares  of  Series  B
                  Preferred Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Preferred Price per share of Series B Preferred Stock at the date of taking such record and (y) the denominator of which shall be such Current Preferred Price minus the amount allocable to one share of Series B Preferred Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

                                    (2) the  Current  Preferred  Price in effect
                  immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Preferred Price multiplied by the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant immediately after such adjustment.

                                    A reclassification of the Series B Preferred
                  Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Series B Preferred Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Series B Preferred Stock of such shares of such other class of stock within the meaning of this
                  Section 4.2 and, if the outstanding shares of Series B Preferred Stock shall be changed into a larger or smaller number of shares of Series B Preferred Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Series B Preferred Stock within the meaning of Section 4.1.

                  4.3. Issuance of Additional Shares of Common Stock.

                  (i) If the  Company  shall  issue  or sell,  on or  after  the
Closing Date, any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the result of dividing (x) the Current Preferred Price by (y) the Conversion Ratio, in each case, in effect at the time the Additional Shares of Common Stock are issued or sold (such result, the "Common Equivalent Price"), then, if this Warrant is outstanding:

                  (A) the Current Preferred Price immediately prior to such issue or sale shall be reduced to a price determined by multiplying the Conversion Ratio by the amount obtained by dividing

                                    (1) an  amount  equal  to the sum of (a) the
                  number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Common Equivalent Price, plus (b) the consideration, if any, received by the Company upon such issue or sale, by

                                    (2) the  total  number  of  shares of Common
                  Stock outstanding immediately after such issue or sale; and

                  (B)  the  number  of  shares  of  Series  B  Preferred   Stock
acquirable upon exercise of this Warrant shall be adjusted to equal the amount obtained by

                                    (1) multiplying the Current  Preferred Price
                  in effect immediately prior to such issue or sale by the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant immediately prior to such issue or sale and

                                    (2)  dividing  the  product  thereof  by the
                  Current Preferred Price resulting from the adjustment made pursuant to clause (A) of this Section 4.3.

                  (ii) The provisions of paragraph 4.3(i) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment to the Current Preferred Price or the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant shall be made under paragraph 4.3(i) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4.

                  4.4. Issuance of Common Stock Equivalents. If the Company shall issue or sell, on or after the Closing Date, any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any securities convertible into shares of Common Stock (collectively, "Common Stock Equivalents"), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the effective price per share for which Common Stock is issuable upon the exercise, exchange or conversion of such Common Stock Equivalents shall be less than the Common Equivalent Price in effect immediately prior to the time of such issue or sale, then, if this Warrant is outstanding, the number of shares of Series B Preferred Stock acquirable upon the exercise of this Warrant and the Current Preferred Price shall be adjusted as provided in
Section 4.3 on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Common Stock Equivalents. No further adjustments to the Current Preferred Price or the number of shares of Series B Preferred Stock acquirable upon exercise of this Warrant shall be made under this Section 4.4 upon the actual issue of such Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents.

                  4.5. Superseding Adjustment.

                  (i) If, at any time after any adjustment of the number of shares of Series B Preferred Stock into which this Warrant is exercisable and the Current Preferred Price shall have been made pursuant to Section 4.4 as the result of any issuance of Common Stock Equivalents, (x) the right to exercise, convert or exchange all or a portion of such Common Stock Equivalents shall expire unexercised, or (y) the conversion rate or consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased solely by virtue of provisions therein contained for an automatic increase in such conversion rate or consideration per share upon the occurrence of a specified date or event, then any such previous adjustments to the Current Preferred Price and the number of shares of Series B Preferred Stock for which this Warrant is exercisable shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

                  (ii) Upon the occurrence of an event set forth in Section 4.5(i) above there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Common Stock Equivalents, as having been issued on the date or dates of any such exercise, conversion or exchange and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the conversion rate or consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment to the number of shares of Series B Preferred Stock for which this Warrant is exercisable and the Current Preferred Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.6. Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Series B Preferred Stock into which this Warrant is exercisable and the Current Preferred Price provided for in Section 4:

                  (a) When  Adjustments to Be Made. The adjustments  required by
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Series B Preferred Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Series B Preferred Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise, but not later than the Automatic Conversion Date. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Fractional Interests.  In computing adjustments under this
Section 4, fractional interests in Series B Preferred Stock shall be taken into account to six decimal places.

                  (c) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Series B Preferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Series B Preferred Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Series B Preferred Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company. If the Automatic Conversion Date occurs during the time period contemplated by this Section 4.6(d), then the Company shall continue to hold such property in escrow for distribution to the holder pursuant to this Section 4.6(d) as if the Automatic Conversion Date did not occur.

                  4.7. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

                  (a) If there shall occur a Change of Control which is approved by the Company's Board of Directors, then the Holder of this Warrant shall be entitled, at such Holder's option, either:

                  (i) upon request of the Holder delivered to the Company within 10 days of receipt of notice of such Change of Control pursuant to Section 6.2, to have the Company (or any such successor or surviving entity) purchase this Warrant from the Holder for an aggregate purchase price, payable in cash on the effective date of consummation of such Change of Control, equal to the product of (A) the difference between the Current Preferred Market Price and the Current Preferred Price, multiplied by (B) the number of shares of Series B Preferred Stock issuable upon exercise of this Warrant immediately prior to the consummation of such Change of Control; or

                  (ii) if pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Series B Preferred Stock of the Company, and the Holder shall not have elected to have this Warrant purchased by the Company pursuant to Section 4.7(a) above, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Series B Preferred Stock into which this Warrant is exercisable immediately prior to such event.

                  (b) In case of any such Change of Control described above, to the extent this Warrant has not been fully purchased by the Company pursuant to
Section 4.7(a)(i) above, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose capital stock or assets the holders of Common Stock are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Series B Preferred Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section
4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

                  4.8. Other Action Affecting Series B Preferred Stock. In case at any time or from time to time the Company shall take any action in respect of its Series B Preferred Stock, other than the payment of dividends permitted by Section 4 or any other action described in
Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Series B Preferred Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.9. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Preferred Price to be less than the par value per share of Series B Preferred Stock.

                  4.10. Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  5. Common Stock Warrant Adjustments. From and after the Automatic Conversion Date, the number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with Sections 6.1 and 6.2. This Section 5 in its entirety shall apply only from and after the Automatic Conversion Date and shall have no force or effect prior to the Automatic Conversion Date at which time Section 4 shall apply.

                  5.1. Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:


                  (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

                  (1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

                  (2) the Current Common Price shall be adjusted to equal:

                                    (A) the  Current  Common  Price in effect at
                  the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

                                    (B) the  number of  shares  of Common  Stock
                  into which this Warrant is exercisable immediately after such adjustment.

                  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become
effective   immediately   after  the  effective  date  of  such  subdivision  or
combination.

                  5.2. Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 5.1 hereof), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

                                    (1) the  number of  shares  of Common  Stock
                  acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Common Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Current Common Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

                                    (2)  the  Current  Common  Price  in  effect
                  immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Common Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment.

                                    A  reclassification   of  the  Common  Stock
                  (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 5.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 5.1.

                  5.3. Issuance of Additional Shares of Common Stock.

                  (i) If the  Company  shall  issue  or sell,  on or  after  the
Closing Date, any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Common Price at the time the Additional Shares of Common Stock are issued or sold, then, if this Warrant is outstanding:

                  (A) the Current Common Price immediately prior to such issue or sale shall be reduced to a price determined by dividing

                                    (1) an  amount  equal  to the sum of (a) the
                  number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Current Common Price, plus (b) the consideration, if any, received by the Company upon such issue or sale, by

                                    (2) the  total  number  of  shares of Common
                  Stock outstanding immediately after such issue or sale; and

                  (B) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the amount obtained by

                                    (1)  multiplying the Current Common Price in
                  effect immediately prior to such issue or sale by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such issue or sale and

                                    (2)  dividing  the  product  thereof  by the
                  Current Common Price resulting from the adjustment made pursuant to clause (A) of this Section 5.3.

                  (ii) The provisions of paragraph 5.3(i) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 5.1 or 5.2. No adjustment to the Current Common Price or the number of shares of Common Stock acquirable upon exercise of this Warrant shall be made under paragraph 5.3(i) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 5.4.

                  5.4. Issuance of Common Stock Equivalents. If the Company shall issue or sell, on or after the Closing Date, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the effective price per share for which Common Stock is issuable upon the exercise, exchange or conversion of such Common Stock Equivalents shall be less than the Current Common Price in effect immediately prior to the time of such issue or sale, then, if this Warrant is outstanding, the number of shares of Warrant Stock acquirable upon the exercise of this Warrant and the Current Common Price shall be adjusted as provided in Section
5.3 on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Common Stock Equivalents. No further adjustments to the Current Common Price or the number of shares of Common Stock acquirable upon exercise of this Warrant shall be made under this Section 5.4 upon the actual issue of such Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents.

                  5.5. Superseding Adjustment.

                  (i) If, at any time after any adjustment of the number of shares of Common Stock into which this Warrant is exercisable and the Current Common Price shall have been made pursuant to Section 5.4 as the result of any issuance of Common Stock Equivalents, (x) the right to exercise, convert or exchange all or a portion of such Common Stock Equivalents shall expire unexercised, or (y) the conversion rate or consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased solely by virtue of provisions therein contained for an automatic increase in such conversion rate or consideration per share upon the occurrence of a specified date or event, then any such previous adjustments to the Current Common Price and the number of shares of Common Stock for which this Warrant is exercisable shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

                  (ii) Upon the occurrence of an event set forth in Section 5.5(i) above there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Common Stock Equivalents, as having been issued on the date or dates of any such exercise, conversion or exchange and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the conversion rate or consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment to the number of shares of Common Stock for which this Warrant is exercisable and the Current Common Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  5.6. Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Common Price provided for in Section 5:

                  (a) When  Adjustments to Be Made. The adjustments  required by
Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 5.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) Fractional Interests.  In computing adjustments under this
Section 5, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (c) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 5 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 5 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 5, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) Escrow of Stock. If after any property becomes distributable pursuant to Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

                  5.7. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

                  (a) If there shall occur a Change of Control which is approved by the Company's Board of Directors, then the Holder of this Warrant shall be entitled, at such Holder's option, either:

                  (i) upon request of Holder delivered to the Company within 10 days of receipt of notice of such Change of Control pursuant to Section 6.2, to have the Company (or any such successor or surviving entity) purchase this Warrant from the Holder for an aggregate purchase price, payable in cash on the effective date of consummation of such Change of Control, equal to the product of (A) the difference between the Current Market Price and the Current Common Price, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the consummation of such Change of Control; or

                  (ii) if pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any Other Property, are to be received by or distributed to the holders of Common Stock of the Company, and the Holder shall not have elected to have this Warrant purchased by the Company pursuant to Section 5.7(a) above, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

                  (b) In case of any such Change of Control  described above, to the extent this Warrant has not been fully purchased by the Company  pursuant to
Section 5.7(a) above, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose capital stock or assets the holders of Common Stock are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 5. For purposes of
Section 5, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5 shall similarly apply to successive Change of Control transactions.

                  5.8. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 5 or any other action described in Section 5, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  5.9. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Common Price to be less than the par value per share of Common Stock.

                  5.10. Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the Holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  6. Notices to Warrant Holders.

                  6.1. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Current Common Price or the Current Preferred Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Current Common Price or the Current Preferred Price (as applicable) at the time in effect and (iii) the number of shares of Series B Preferred Stock or Common Stock (as applicable) and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

                  6.2. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Series B Preferred Stock or Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 15 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Series B Preferred Stock or Common Stock (as applicable) shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Series B Preferred Stock or Common Stock (as applicable) shall be entitled to exchange their shares of Series B Preferred Stock or Common Stock (as applicable) for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 17.2.

                  6.3. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

                  7. No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock or Series B Preferred Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Series B Preferred Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  8. Reservation and  Authorization of Common Stock and Series B
Preferred Stock; Registration With Approval of Any Governmental Authority. From and after the Closing Date, the Company shall at all times (i) prior to the Automatic Conversion Date, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Series B Preferred Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)) and
(ii) on and after the Automatic Conversion Date, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Series B Preferred Stock or Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Series B Preferred Stock or Common Stock (as applicable) issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Series B Preferred Stock or Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Series B Preferred Stock or Common Stock (as applicable) for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Series B Preferred Stock or Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

                  9. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Series B Preferred Stock or Common Stock with respect to which any provision of Section 4 or Section 5 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  10. Registration Rights. The resale of the Warrant Common Stock and any Common Stock issued or issuable upon conversion of Warrant Preferred Stock (together, the "Registrable Warrant Stock") shall be registered in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the "Investor Rights Agreement"). The Holder acknowledges that pursuant to the Investor Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Registrable Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Investor Rights Agreement), and the Company may exclude from such registration the shares of Registrable Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

                  11. Supplying Information. Upon any default by the Company of its obligations hereunder or under the Investor Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Warrant Stock.

                  12. Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                  13. Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

                  14. Financial and Business Information.

                  14.1. Quarterly Information. The Company will deliver to the Holder, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (except as may be indicated thereon or in the notes thereto) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this
Section 14.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

                  14.2. Annual Information. The Company will deliver to the Holder as soon as available and in any event within 90 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 14.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

                  14.3. Filings. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

                  15. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Warrant Stock, whether such liability is asserted by the Company or by creditors of the Company.

                  16. Redemption at Company's Election.

                  16.1. The Company may at the option of the Board of Directors of the Company redeem this Warrant, in whole or in part, at any time provided that (i) the Automatic Conversion Date has occurred, (ii) the Daily Market Price is greater than $0.53 (as adjusted for stock splits, reverse splits, stock dividends and the like) for twenty (20) of any thirty (30) consecutive Trading Days, (iii) the trading volume of the Common Stock on the applicable exchange or market is not less than an average of 880,456 shares each Trading Day over such thirty (30) Trading Day period and (iv) all of the Warrant Shares underlying the Warrants to be redeemed (x) are then registered under an effective registration statement in accordance with the terms and conditions of the Investor Rights Agreement and the Company is in compliance in all material respects with the Investor Rights Agreement and sales can then be made without restriction pursuant to such registration statement or (y) may be sold without restriction pursuant to Rule 144(k) promulgated by the Commission under the Securities Act. The amount payable in redemption of the rights to purchase the Warrant Shares pursuant to this Section 16.1 shall be cash equal to $0.00085 multiplied by the number of Warrant Shares that would be issuable upon exercise of the warrants being redeemed (the "Redemption Price").

                  16.2. The Company shall effect a redemption as follows:

                  (i) If less than all the Warrants are to be redeemed, the number of warrants included herein subject to redemption shall be allocated pro rata among the holders of all of the Warrants issued by the Company pursuant to the Purchase Agreement (collectively, the "Redemption Warrants"), based upon the number of Redemption Warrants then outstanding that are held by each such holder.

                  (ii) The Company shall pay the Redemption Price in cash for the Redemption Warrants to be redeemed.

                  (iii) At least 75 but no more than 110 days prior to the date fixed for any redemption of any Redemption Warrants (the "Redemption Date"), written notice shall be given to each holder of record of Redemption Warrants to be redeemed, notifying such holder of the redemption to be effected, specifying the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the Redemption Warrants to be redeemed (the "Redemption Notice"). On or after the Redemption Date, each holder of Redemption Warrants to be redeemed shall surrender to the Company the certificate or certificates representing such warrants, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price therefor shall be paid to the person whose name appears on such certificate or certificates as the owner thereof, and upon such payment, each surrendered certificate shall be canceled. In the event less than all the warrants represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed warrants. For avoidance of doubt, the holder may exercise this warrant at any time prior to the redemption of this warrant pursuant to this Section 16.

                  17. Miscellaneous.

                  17.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other material provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  17.2. Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

                  17.3. Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

                  17.4. Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

                  17.5. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  17.6. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  17.7. Governing Law. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 17.2.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, Trueyou.com, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: December 22, 2005

                                             TRUEYOU.COM, INC.


                                             By:______________________________
                                                Name:
                                                Title:

Attest:

By:______________________________
Name:
Title: Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  1. The undersigned hereby elects to purchase ___________ shares of the [Common Stock][Series B Preferred Stock] of Trueyou.com, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  2. The undersigned hereby elects to convert the attached Warrant into [Common Stock][Series B Preferred Stock] of Trueyou.com, Inc. through "cashless exercise" in the manner specified in the Warrant. This conversion is exercised with respect to _____________________ of the shares covered by the Warrant.

                  3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                                             -----------------------------------
                                                            (Name)


                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                                           (Address)

                  [and, if such shares of [Common Stock][Series B Preferred Stock] shall not include all of the shares of [Common Stock][Series B Preferred Stock] issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of [Common Stock][Series B Preferred Stock] issuable hereunder be delivered to the undersigned.]


-------------------------------------
(Name of Registered Owner)


-------------------------------------
(Signature of Registered Owner)

-------------------------------------
(Street Address)

-------------------------------------
(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of Warrant Stock of Trueyou.com, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Warrant Stock set forth below:

---------------------------------------

---------------------------------------

---------------------------------------
(Name and Address of Assignee)

---------------------------------------
(Number of Shares of [Common Stock][Series B Preferred Stock])


and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.


Dated:_________________________________


--------------------------------------
(Print Name and Title)


--------------------------------------
(Signature)

--------------------------------------
(Witness)


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                    FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of warrants (the "Warrants") to purchase [____ shares of common stock of Trueyou.com, Inc. (the "Company"), par value $0.001 per share (the "Common Stock")][___shares of [common stock] [Series B Convertible Preferred Stock] of Trueyou.com, Inc. (the "Company"), par value $0.001 per share (the "[Common][Preferred] Stock") upon the exercise of warrants by ________], by _______________ (the "Holder") from _____________, the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Warrant Stock (as defined in the Warrant) issuable upon the exercise thereof (collectively, the "Securities").

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder's own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

[The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Act:

"[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."]*

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed this __ day of __________ 200_.

[Name]


By:______________________________
Name:
Title:


--------
* Bracketed language to be inserted if applicable.







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